Exhibit 32.2

SECTION 1350 CERTIFICATION (CFO) 1350

FUSE ENTERPRISES INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fuse Enterprises Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof, the “Report”, I, Choon Kang Roy Tan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2017	/s/ Choon Kang Roy Tan
Choon Kang Roy Tan
Chief Financial Officer